EXHIBIT 10.22

                 AMENDMENT TO AGREEMENT FOR WHOLESALE FINANCING

     This Amendment to Agreement for Wholesale Financing is made to that certain Agreement for Wholesale Financing entered into by and between GTSI Corp. (f/k/a Government Technology Services, Inc.) ("Dealer") and Deutsche Financial Services Corporation ("DFS") as of June 27, 1996, as amended ("Agreement").

     FOR VALUE RECEIVED, Dealer and DFS agree to amend the Agreement as follows:

     1. Dealer hereby confirms its understanding of the discretionary nature of its credit facility established pursuant to the terms of this Agreement. The foregoing notwithstanding, DFS hereby confirms that it has established a facility available for Dealer's inventory purchases under the terms of the Agreement in the amount of: (i) Thirty-five Million Dollars ($35,000,000) from December 1st of each calendar year through August 31st of the following calendar year, and (ii) Sixty Million Dollars ($60,000,000) from September 1st through November 30th of each calendar year.

     Notwithstanding the foregoing, DFS has agreed that, during the calendar year 2002 only, Dealer's seasonal uplift to Sixty Million Dollars
($60,000,000.00) will commence one month early on August 1, 2002. The uplift will automatically expire, without further notice from DFS, on the regularly scheduled ending date of November 30, 2002.

     DFS is not permitted to increase the foregoing facility amounts without the prior written consent of a majority, by number, of the "Lenders" (as that term is defined in the Credit Agreement), excluding DFS as a Lender for the purposes of such calculation.

     2. Each and every reference in the Agreement to the "Credit Agreement" shall be deemed to refer to that certain Second Amended and Restated Business Credit and Security Agreement among Dealer, DFS as agent, and certain lenders named therein, dated as of July 28, 1997, as amended from time to time.

     All other terms as they appear in the Agreement, to the extent consistent with the foregoing, are ratified and remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, Dealer and DFS have executed this Amendment to Agreement for Wholesale Financing this 7th day of August, 2002.


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                                  GTSI Corp.

ATTEST:                           By:
                                     -------------------------------------------
                                     Quang Le, Acting Chief Financial Officer,
                                     Vice President and Corporate Controller

--------------------------------
John Spotila, Secretary

                                  DEUTSCHE FINANCIAL SERVICES CORPORATION

                                  By:
                                     -------------------------------------------
                                     David Mintert, Vice President of Operations


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                        Lender Acknowledgment and Consent

Each of the undersigned Lenders, as such term is defined in that certain Second Amended and Restated Business Credit and Security Agreement dated as of July 28, 1997, as amended from time, among Deutsche Financial Services Corporation, as Agent and a Lender, the other Lenders party thereto and GTSI Corp. f/k/a Government Technology Services, Inc., hereby acknowledges and consents to the terms of the foregoing Amendment to Agreement for Wholesale Financing.

DEUTSCHE FINANCIAL SERVICES CORPORATION, as Agent and a Lender

By:
    -----------------------------------------

Name: David Mintert
      ---------------------------------------

Title: Vice President of Operations
       --------------------------------------

Date:
      ---------------------------------------

SUNTRUST BANK, N.A., a Lender

By:
    -----------------------------------------

Name: Mark Swaak
      ---------------------------------------

Title: Vice President
       --------------------------------------

Date:
      ---------------------------------------



FLEET CAPITAL CORPORATION, a Lender

By:
    -----------------------------------------

Name: Reed Paden
      ---------------------------------------

Title: Vice President
       --------------------------------------

Date:
      ---------------------------------------


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